Fees Summary	Dec. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,394,340.00
Previously Paid Amount	3,921.26
Total Fee Amount	3,921.26
Total Offset Amount	0.00
Net Fee	$ 0.00